Investment in Affiliate	12 Months Ended
Dec. 31, 2025
Investment in Affiliate [Abstract]
INVESTMENT IN AFFILIATE

NOTE 9 — INVESTMENT IN AFFILIATE

a.	KeepZone owns approximately 49% of the voting rights in SciSparc U.S. and has the right to appoint two out of five directors. SciSparc U.S. operates a brand, Wellution, that sells hemp seed oil-based products on Amazon. Management has determined that it has significant influence over SciSparc U.S. and accordingly accounts for its investment under the equity method.

Management assesses whether impairment indicators are present that may indicate an other than temporary impairment (“OTTI”) exists. Management determined that the decrease in revenues and operating losses of SciSparc U.S. were indicative of an OTTI impairment as of December 31 2025 and 2024. Accordingly, management’s performed an impairment test of the equity investment and determined that the carrying value exceed the discounted cash flows. As a result, an impairment loss of $56 and $659 was recorded within equity losses in the statement of operations for the year ended December 31, 2025, and 2024, respectively.

The activity in the investment in SciSparc U.S. account was as follows:

Investment accounted for using the equity method
Balance as of January 1, 2024	1,940
Equity losses	(1,186)
Balance as of December 31, 2024	754
Equity losses	(239)
Balance as of December 31, 2025	515

Summarized financial information:

Summarized balance sheet of SciSparc U.S.:

	December 31,
	2025	2024
Current assets	243	285
Long-term assets	1,172	1,479
Current liabilities	(364)	(226)
Equity	1,051	1,538

Summarized statement of operation of SciSparc U.S.:

	Year ended December 31, 2025	Year ended December 31, 2024	February 22, 2023 – December 31, 2023
Revenues	(856)	(1,306)	(2,137)
Cost of revenues	670	1,461	1,409
Impairment of intangible asset	115	1,344	1,042
General and administrative	416	578	748
Sales and marketing	142	365	468
Taxes on income	-	(21)	22
Net loss	488	2,421	1,552